UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6872

Date of fiscal year end:  October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2017

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2017, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $25.47 per share.  Total return for the fiscal year ended October 31, 2017 (including a $0.7690 per share dividend paid in December 2016), was 27.18%.  This compares with a total return of 23.75% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 23.63% for the S&P 500® Index (“S&P 500”) for the same period.

Last year, we characterized fiscal 2016 as a year in which the performance themes from 2015 were flipped upside down, with “value” oriented companies far outperforming their “growth” counterparts. In fiscal 2017, they flipped again; with growth trouncing value. The Russell 1000 Growth Index, which is a proxy for growth stocks, returned 29.71% for the year, nearly doubling the performance of its value counterpart, the Russell 1000 Value Index, which returned 17.78%.

Given this disparity, our Fund, which has a value tilt, did well. The reason was our willingness to own companies on the “growthier” side of value (or the “cheaper” side of growth – whichever you prefer). While “pure” value funds were left in the dust by the averages in 2017, our holdings in firms such as Western Digital Corp. (“Western Digital” or “WDC”) and Microsoft Corp. (“Microsoft”) served us well. Western Digital, a maker of disk drives and solid-state memory chips, began the year with a price/earnings (P/E) ratio of 10X. This was 40% less than the S&P 500 at the time – a cheap stock by any measure. Yet during the year WDC generated enough earnings growth to drive their share price up by nearly 50%. Conversely, Microsoft, a growth stock in many people’s eyes, but still reasonably cheap with a P/E of 18X a year ago, saw its P/E expand to 22X during the year. This helped Microsoft shares to a total return of 42%. Bottom line: purity may be everything in the gold market, but it can leave you far behind in the annual investment rankings. Our blend of styles, while still skewed to our core value discipline, allowed us to more than keep pace in a year of outperformance by growth.

There were several losing positions in the portfolio during a generally strong year for stocks, with few commonalities between them. Drug maker Allergan PLC (“Allergan”) was a repeat decliner from last year, falling another 16% before we sold it for tax purposes in late October 2017. Recall that Allergan did a tax “inversion” in March of 2015 by purchasing Actavis and redomiciling itself in Ireland. At that time we booked substantial gains on our original Allergan holdings, so the pain of recent losses was buffered somewhat. Another loser in 2017 was General Electric Co. (“GE”), which declined 29% after Jeffery Immelt abdicated his role as longtime CEO. Profit weakness and cash flow problems in the oil service and gas turbine divisions (the latter were downplayed by Immelt to the very end) sank the shares. New CEO, John Flannery, has promised to create a culture of performance and transparency, but he has a large task ahead of him. However, we believe GE’s aerospace and health care franchises can support the business while the power problems are fixed, so we’ve held the shares. Our biggest dollar decliner in 2017 was retailer Urban Outfitters, Inc. (“Urban”). Urban suffered from the “Amazon” effect, as well as weakness in general retail. Its shares fell more than 30%, and we sold them near year end.

Fort Pitt Capital Total Return Fund

Annualized total return for the three years ended October 31, 2017 was 10.93%, compared to 10.25% for the Wilshire 5000 and 10.77% for the S&P 500.  Over the five-year period ended October 31, 2017, the Fund’s annualized total return was 13.53%, while the Wilshire 5000’s annualized return was 14.94% and the S&P 500’s annualized return was 15.18%.  Over the ten-year period ended October 31, 2017, the Fund’s annualized total return was 6.38%, while the Wilshire 5000’s annualized return was 7.62% and the S&P 500’s annualized return was 7.51%.  Since inception on December 31, 2001 through October 31, 2017, the Fund has produced a total return of 8.52% annualized (264.85% cumulative), compared to 7.95% annualized (235.68% cumulative) for the Wilshire 5000 and 7.38% annualized (208.96% cumulative) for the S&P 500.  The annual gross operating expense ratio for the Fund is 1.42%, as indicated in its most recently filed prospectus.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

In last year’s letter, we said there was reason for economic optimism after the election of a Republican Congress and Donald Trump as the nation’s 45th President. We wondered if he could deliver on his four key economic reform initiatives regarding deregulation, taxes, infrastructure and health care. A year later, with 2 of the 4 (deregulation and tax reform) on the way to reality, markets appear happy with half a loaf. Stocks have been rallying steadily, while displaying historically low levels of volatility. The S&P 500, for example, hasn’t dropped more than 5% since the Brexit vote in June of 2016. This is only the third time since the mid-1960s it has gone this long without such a decline. It has been over 22 months since a 10% correction in the S&P 500. The widely-followed VIX Index of general stock market volatility, remains near multiyear lows as well.

Meanwhile, U.S. economic growth is improving, mostly due to rising corporate optimism and capital spending. Annual real gross domestic product (“GDP”) growth accelerated to 3.3% in the third quarter of 2017, the best year-over-year growth since 2014. Estimates for the fourth quarter are in the 3.5% to 3.7% range, according to the Federal Reserve Bank of Atlanta. Ongoing improvement in the Institute for Supply Management (ISM) Purchasing Managers Index corroborates the GDP data, and indicates that business leaders are sanguine about the future. This widely-followed index which measures the economic health of the manufacturing sector, hit 60.8 in September 2017, the highest reading since 2004, and a level which has equated historically with real GDP growth of nearly 5 percent.

Strong corporate earnings have been the final piece of the bullish puzzle. Coming into each year, Wall Street analysts tend to be overly optimistic on earnings, but this year, aggregate analyst expectations have been exceeded. Results for the first three quarters of 2017 were better than expected, and the fourth quarter looks promising as well. Energy earnings rebounded strongly due to the bounce in oil prices, and technology, industrial and health care profits continue to grow nicely. Looking ahead to 2018, we think S&P 500 profits can potentially increase another 6 to 7 percent in aggregate.

Fort Pitt Capital Total Return Fund

With financial markets booming, and the U.S. economic recovery accelerating, the U.S. Federal Reserve (the “Fed”) remains the only “fly in the ointment”. The Fed began the process of normalizing (raising) short-term interest rates in late 2015, and is on schedule to continue raising rates in 2018. The U.S. Central Bank has also begun to shrink its balance sheet by halting reinvestment of maturing Treasury and mortgage bonds. Investors need to pay close attention as this key policy reversal rolls out. This reversal of Quantitative Easing, a policy in place for nearly 10 years, may be deflationary for the U.S. economy. Market participants are rightfully concerned. We’ll be watching, and adjusting our portfolio accordingly.

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. It is not possible to invest directly in an index.

Price / Earnings (P/E) Ratio is calculated by dividing the earnings per share into the current market price of a stock.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of Hypothetical $10,000 Investment at October 31, 2017
vs.
Wilshire 5000 Total Market Index & S&P 500® Index

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$20,842
$20,638
$18,555
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
Fort Pitt Capital Total Return Fund
S&P 500® Index
Wilshire 5000 Total Market Index

	Average Annual Total Return[1]
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	27.18%	13.53%	6.38%	8.52%
Wilshire 5000 Total Market Index	23.75%	14.94%	7.62%	7.95%
S&P 500® Index	23.63%	15.18%	7.51%	7.38%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775. The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged, capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/17 – 10/31/17).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE
at October 31, 2017 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual	$1,000.00	$1,101.60	$6.57
Hypothetical	$1,000.00	$1,018.95	$6.31
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2017

COMMON STOCKS – 98.34%	Shares	Value

Apparel Manufacturing – 3.16%
VF Corp.	31,600	$2,200,940

Beverage and Tobacco Product Manufacturing – 2.31%
Wendy’s Co.	106,100	1,613,781

Chemical Manufacturing – 13.11%
Abbott Laboratories	47,100	2,554,233
AdvanSix, Inc.*	732	33,870
Inter Parfums, Inc.	28,436	1,316,587
Pfizer, Inc.	23,964	840,178
RPM International, Inc.	27,300	1,455,909
Westlake Chemical Corp.	28,950	2,458,145
Zoetis, Inc.	7,553	482,032
		9,140,954

Computer and Electronic Product Manufacturing – 15.76%
Intel Corp.	49,100	2,233,559
Texas Instruments, Inc.	30,000	2,900,700
Western Digital Corp.	38,667	3,451,803
Xilinx, Inc.	32,600	2,402,294
		10,988,356

Credit Intermediation and Related Activities – 8.40%
Bank of New York Mellon Corp.	16,300	838,635
F.N.B. Corp.	33,700	454,613
PNC Financial Services Group, Inc.	21,000	2,872,590
Synchrony Financial	52,000	1,696,240
		5,862,078

Fabricated Metal Product Manufacturing – 2.62%
Parker-Hannifin Corp.	10,000	1,826,100

Insurance Carriers and Related Activities – 6.33%
Arthur J. Gallagher & Co.	41,300	2,615,529
Loews Corp.	36,350	1,799,689
		4,415,218

Machinery Manufacturing – 3.46%
General Electric Co.	22,884	461,341
II-VI, Inc.*	43,150	1,950,380
		2,411,721

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2017

COMMON STOCKS – 98.34% (Continued)	Shares	Value

Miscellaneous Manufacturing – 7.61%
Medtronic PLC#	25,900	$2,085,468
Rockwell Automation, Inc.	16,050	3,223,161
		5,308,629

Paper Manufacturing – 2.48%
Kimberly-Clark Corp.	15,350	1,727,028

Petroleum and Coal Products Manufacturing – 1.92%
BP PLC – ADR	33,000	1,342,110

Primary Metal Manufacturing – 1.17%
Matthews International Corp. – Class A	13,000	817,050

Professional, Scientific, and Technical Services – 5.30%
Amgen, Inc.	8,150	1,428,043
NetScout Systems, Inc.*	79,800	2,266,320
		3,694,363

Publishing Industries (except Internet) – 7.75%
CA, Inc.	56,900	1,842,422
Microsoft Corp.	42,800	3,560,104
		5,402,526

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.57%
Charles Schwab Corp.	40,000	1,793,600

Telecommunications – 5.56%
AT&T, Inc.	55,000	1,850,750
Verizon Communications, Inc.	42,300	2,024,901
		3,875,651

Transportation Equipment Manufacturing – 8.50%
Boeing Co.	12,750	3,289,245
Honeywell International, Inc.	18,300	2,638,128
		5,927,373

Utilities – 0.33%
Kinder Morgan, Inc.	12,693	229,870
TOTAL COMMON STOCKS
(Cost $36,309,209)		68,577,348

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2017

SHORT-TERM INVESTMENTS – 1.87%	Shares	Value

Money Market Funds – 1.87%
Invesco STIT – Government & Agency Portfolio –
Institutional Class, 0.95%† (Cost $1,307,169)	1,307,169	$1,307,169

Total Investments
(Cost $37,616,378) – 100.21%		69,884,517
Liabilities in Excess of Other Assets – (0.21%)		(147,018)
NET ASSETS – 100.00%		$69,737,499

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at October 31, 2017.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2017

ASSETS
Investments, at market value (cost $37,616,378)	$69,884,517
Receivable for Fund shares sold	7,854
Dividends and interest receivable	105,235
Prepaid expenses	6,354
Total assets	70,003,960

LIABILITIES
Due to advisor	52,617
Fund shares redeemed	149,813
Administration and fund accounting fees	13,396
Audit fees	19,500
Transfer agent fees and expenses	14,826
Legal fees	1,470
Custody fees	2,241
Shareholder reporting fees	8,656
Chief Compliance Officer fee	1,500
Accrued expenses	2,059
Trustee fees and expenses	383
Total liabilities	266,461

NET ASSETS	$69,737,499

COMPONENTS OF NET ASSETS
Paid-in capital	$36,048,703
Undistributed net investment income	531,653
Undistributed net realized gain on investments	889,004
Net unrealized appreciation on investments	32,268,139
Total net assets	$69,737,499
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,737,629
Net Asset Value, Redemption Price and Offering Price Per Share+	$25.47

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

INVESTMENT INCOME
Income
Dividends (net of issuance fees of $660)	$1,459,196
Interest	14,141
Total investment income	1,473,337
Expenses
Advisory fees (Note 4)	657,698
Administration and fund accounting fees (Note 4)	73,550
Transfer agent fees and expenses (Note 4)	65,352
Registration fees	19,987
Audit fees	19,500
Custody fees (Note 4)	14,085
Trustee fees and expenses	11,995
Shareholder reporting	10,813
Chief Compliance Officer fees (Note 4)	9,000
Legal fees	7,834
Miscellaneous expense	5,381
Insurance expense	2,642
Total expenses before fee waiver	897,837
Less: fee waiver from Advisor (Note 4)	(82,290)
Net expenses	815,547
Net investment income	657,790

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	889,029
Change in unrealized appreciation on investments	13,943,422
Net realized and unrealized gain on investments	14,832,451
Net increase in net assets resulting from operations	$15,490,241

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS
Net investment income	$657,790	$499,698
Net realized gain on investments	889,029	1,575,704
Change in unrealized appreciation on investments	13,943,422	1,141,794
Net increase in net assets resulting from operations	15,490,241	3,217,196

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(560,958)	(468,892)
Net realized gains	(1,575,712)	(2,415,385)
Total distributions	(2,136,670)	(2,884,277)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,067,980	3,478,073
Proceeds from shares issued in reinvestment of dividends	2,129,747	2,879,646
Cost of shares redeemed*	(8,204,641)	(7,434,798)
Net decrease in net assets resulting
from capital share transactions	(1,006,914)	(1,077,079)

Total increase/(decrease) in net assets	12,346,657	(744,160)

NET ASSETS
Beginning of year	57,390,842	58,135,002

End of year	$69,737,499	$57,390,842

Accumulated net investment income	$531,653	$434,821

CHANGES IN SHARES OUTSTANDING
Shares sold	222,352	175,520
Shares issued in reinvestment of dividends	97,293	153,173
Shares redeemed	(350,069)	(378,804)
Net decrease in Fund shares outstanding	(30,424)	(50,111)
Shares outstanding, beginning of year	2,768,053	2,818,164
Shares outstanding, end of year	2,737,629	2,768,053

*	Net of redemption fees of $4,438 and $164, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$20.73	$20.63	$21.07	$19.39	$15.88
Income from
investment operations:
Net investment income	0.24	0.18	0.16	0.17	0.20
Net realized and unrealized
gain on investments	5.27	0.95	0.09	2.01	3.53
Total from
investment operations	5.51	1.13	0.25	2.18	3.73
Less dividends:
Dividends from
net investment income	(0.20)	(0.17)	(0.16)	(0.18)	(0.22)
Dividends from
net realized gains	(0.57)	(0.86)	(0.53)	(0.32)	—
Total dividends	(0.77)	(1.03)	(0.69)	(0.50)	(0.22)
Redemption fees#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$25.47	$20.73	$20.63	$21.07	$19.39
Total return[1]	27.18%	5.97%	1.28%	11.58%	23.83%
Supplemental data and ratios:
Net assets, end of year	$69,737,499	$57,390,842	$58,135,002	$54,310,392	$48,806,280
Ratio of net expenses
to average net assets:
Before fee waivers	1.37%	1.41%	1.41%	1.43%	1.49%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.87%	0.71%	0.64%	0.67%	0.90%
After fee waivers	1.00%	0.88%	0.81%	0.86%	1.15%
Portfolio turnover rate	5%	5%	6%	12%	15%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2017

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended October 31, 2017, the Fund retained $4,438 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support,
Waste Management	$1,696,240	$—	$—	$1,696,240
Finance and Insurance	10,374,656	—	—	10,374,656
Information	9,278,177	—	—	9,278,177
Manufacturing	39,210,005	—	—	39,210,005
Professional, Scientific,
and Technical Services	3,694,363	—	—	3,694,363
Utilities	229,870	—	—	229,870
Wholesale Trade	4,094,037	—	—	4,094,037
Total Common Stocks	68,577,348	—	—	68,577,348
Short-Term Investments	1,307,169	—	—	1,307,169
Total Investments	$69,884,517	$—	$—	$69,884,517

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2017, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended October 31, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2017, Fort Pitt Capital Group, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

and $1 billion, and 0.80% on assets over $1 billion.  For the year ended October 31, 2017, the Fund incurred $657,698 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2017, the Advisor reduced its fees in the amount of $82,290; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $274,298 at October 31, 2017. Cumulative expenses subject to recapture expire as follows:

Year	Amount
10/31/18	$94,361
10/31/19	97,647
10/31/20	82,290
$274,298

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended October 31, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$73,550
Transfer Agency (a)	20,190
Custody	14,085
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

At October 31, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$13,396
Transfer Agency (a)	3,379
Custody	2,241
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,941,304 and $2,896,556, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2017 and the year ended October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$560,958	$478,530
Long-term capital gains	1,575,712	2,405,748

As of October 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$37,616,390
Gross tax unrealized appreciation	32,503,394
Gross tax unrealized depreciation	(235,267)
Net tax unrealized appreciation	32,268,127
Undistributed ordinary income	536,171
Undistributed long-term capital gain	884,498
Total distributable earnings	1,420,669
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$33,688,796

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Stock Market Risks: The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

•
Interest Rate Risks: Fixed income securities may decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risks: An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

•
Foreign Securities Risks: Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small- and medium-capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

NOTE 8 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTE 9 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Fund took place on August 25, 2017, to approve an investment advisory agreement between the Advisor and Advisors Series Trust on behalf of the Fund (the “Proposal”).

All Fund shareholders of record at the close of business on June 30, 2017 (the “Record Date”), were entitled to vote. As of the Record Date, the Fund had 2,836,188 shares outstanding. Of the 1,751,989 shares present in person or by proxy, 1,749,482 or 99.86% voted in favor of the proposal (representing 61.68% of total outstanding shares), 2,080 or 0.12% voted against the Proposal, and 427 or 0.02% withheld from voting on the Proposal.  Accordingly, the Proposal was approved.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Fort Pitt Capital Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Advisor Series Trust (the “Trust”), as of October 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2017 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2017

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on June 13-14, 2017, a majority of the Board of Trustees (the “Board”) (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), including a majority of the Independent Trustees, considered and approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Fort Pitt Capital Group, LLC (“Fort Pitt” or the “Advisor”) for the Fort Pitt Capital Total Return Fund (the “Fund”).  The Board noted that Fort Pitt had undergone a change in control in the fall of 2015 when it became a wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”) and that shareholders approved the new investment advisory agreement with Fort Pitt at that time (the “Prior Investment Advisory Agreement”). The Board noted that Fort Pitt advised the Trust that on or about July 1, 2017, it was anticipated Focus would undergo a change in control as a result of two private equity firms, indirectly through an affiliate, making a majority investment in Focus (the “Transaction”).  The Board noted that the Transaction would result in an indirect change in control of Fort Pitt and an assignment of the Prior Investment Advisory Agreement, which would result in an automatic termination of the agreement.

The Board of Trustees considered that the New Investment Advisory Agreement is substantially identical to the Prior Investment Advisory Agreement, except for their effective dates and a slight difference with respect to the terms under which Fort Pitt may recoup previously waived advisory fees and paid expenses, and concluded that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  In so concluding, the Board took into account a number of factors, including the Advisor’s representations that: (i) the Transaction will not result in any change in the services provided by the Advisor to the Fund; (ii) there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Advisor who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and
(iii) the Transaction is not expected to result in any change in the day-to-day business operations of the Advisor.  The Board noted that Mr. Charles Smith, the portfolio manager responsible for the day-to-day management of the Fund, has managed the Fund since inception and will continue to manage the Fund under the New Investment Advisory Agreement.

The Board also took into consideration, among other things, its prior review of the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services are expected to be satisfactory based on its prior experience with the Advisor.

In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of April 30, 2017, on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe was above the peer group median for the one-year period, slightly below the peer group median for the three-year period and below the peer group median for the five- and ten-year periods. With regard to its Lipper comparative universe, the Board noted the Fund’s performance was above the peer group median for the one-year period, slightly below the peer group median for the three-year period and below the peer group median for the five- and ten-year periods.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one-year, three-year and five-year periods and underperformed, or performed in line with, the similarly managed account composite for the ten-year period. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark. The Board concluded that the Fund had outperformed its comparative universes and benchmark over the short-term periods and determined that it would continue to monitor the Fund’s long-term performance.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the New Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waiver.

The Board noted that the Advisor was agreeing to waive its advisory fee and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.24% for shares of the Fund.  The Board also considered that the Advisor has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the change in control of the Advisor.

The Board noted that the Fund’s total expense ratio was above the peer group median and peer group average.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fee received by the Advisor from the Fund during the most recent fiscal period was above the peer group median and peer group average.  The Board also noted that when the peer group was adjusted to only include funds with similar asset sizes, the advisory fee remained higher but that the net expense ratio after waivers, although higher, was more closely aligned with the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally higher than the fees charged by the Advisor to its separately managed account clients. The Board noted the Advisor stated the higher management fee for the Fund was due to regulatory, compliance, shareholder servicing and reporting requirement differences between the Fund and the other accounts.

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Fund does not exceed the Expense Cap.  The Board noted that at current asset levels, it did not appear there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund; noting that the Advisor does not utilize “soft dollars,” Rule 12b-1 fees, or shareholder servicing plan fees.  The Board noted that the Fund does have sub-transfer agency arrangements. The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund-level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Advisor with respect to the New Investment Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2017 (Unaudited)

For the year ended October 31, 2017, the Fund designated $560,958 as ordinary income and $1,575,712 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2017 was 100%.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 71)		term;	Delta Housing Corporation		Advisors
615 E. Michigan Street		since	(collegiate housing		Series Trust
Milwaukee, WI 53202		March	management) (2012 to		(for series
		2014.	present); Trustee and Chair		not affiliated
			(2000 to 2012), New Covenant		with the
			Mutual Funds (1999 to 2012);		Fund);
			Director and Board Member,		Independent
			Alpha Gamma Delta Foundation		Trustee from
			(philanthropic organization)		1999 to
			(2005 to 2011).		2012, New
Covenant
Mutual
Funds (an
open-end
investment
company
with 4
portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly Managing	1	Trustee,
(age 57)		term*;	Director and Vice President,		Advisors
615 E. Michigan Street		since	Jensen Investment Management,		Series
Milwaukee, WI 53202		March	Inc. (a privately-held investment		Trust (for
		2017.	advisory firm) (2002 to 2017).		series not
affiliated
with the
Fund).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	1	Trustee,
(age 83)	of the	term;	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street	Board and	since	(mutual funds) (1985 to 1993).		Series
Milwaukee, WI 53202	Trustee	May			Trust (for
		2002.			series not
affiliated
with the
Fund);
Independent
Trustee
from 1999
to 2009,
E*TRADE
Funds.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	1	Trustee,
(age 58)		term*;	(financial consulting firm)		Advisors
615 E. Michigan Street		since	(1998 to present).		Series Trust
Milwaukee, WI 53202		January			(for series
		2016.			not affiliated
with the
Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company
with 15
portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity
Funds from
2010 to
2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly President,	1	Trustee,
(age 70)	Trustee	term;	CEO, U.S. Bancorp Fund		Advisors
615 E. Michigan Street		since	Services, LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		September	July 2017); formerly, Manager,		(for series
		2008.	U.S. Bancorp Fund Services,		not affiliated
			LLC (1998 to July 2017).		with the
Fund).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 50)	Chief	term;	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer and	June
	Principal	2003.
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term;	U.S. Bancorp Fund Services, LLC (October
615 E. Michigan Street	Principal	since	1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	term;	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 60)	President,	term;	and Vice President, U.S. Bank N.A. (February 2008
615 E. Michigan Street	Chief	since	to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 52)		term;	Services, LLC (May 2006 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 30)	Secretary	term;	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		since	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202		September	(September 2012 to July 2013); Legal Internship, Artisan
		2015.	Partners Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

(2)
As of October 31, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2017 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the
SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling
1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$16,400	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    1/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    1/5/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    1/5/18

* Print the name and title of each signing officer under his or her signature.